UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 26, 2006 (January 23, 2006)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

Effective January 23, 2006, Chesapeake Energy Corporation (the “Company”) filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 2,750 shares of our 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share. Such shares of 4.125% Preferred Stock were acquired by the Company as the result of privately negotiated exchange offers to exchange its common stock for the 2,750 shares of 4.125% Preferred Stock. The Certificate of Elimination is attached hereto as Exhibit 3.1.1.

Effective January 23, 2006, the Company filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 18,000 shares of our 5.0% Cumulative Convertible Preferred Stock (Series 2003), par value $0.01 per share. Such shares of 5.0% Preferred Stock (2003) were acquired by the Company as the result of a privately negotiated exchange offer to exchange its common stock for the 18,000 shares of 5.0% Preferred Stock (2003). The Certificate of Elimination is attached hereto as Exhibit 3.1.2.

Effective January 24, 2006, the Company filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 125,000 shares of our 5.0% Cumulative Convertible Preferred Stock (Series 2003), par value $0.01 per share. Such shares of 5.0% Preferred Stock (2003) were acquired by the Company as the result of a privately negotiated exchange offer to exchange its common stock for the 125,000 shares of 5.0% Preferred Stock (2003). The Certificate of Elimination is attached hereto as Exhibit 3.1.3.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document Description

3.1.1	Certificate of Elimination dated January 23, 2006- 4.125% Cumulative Convertible Preferred Stock

3.1.2	Certificate of Elimination dated January 23, 2006- 5.0% Cumulative Convertible Preferred Stock (Series 2003)

3.1.3	Certificate of Elimination dated January 24, 2006- 5.0% Cumulative Convertible Preferred Stock (Series 2003)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Aubrey K. McClendon
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	January 26, 2006

EXHIBIT INDEX
Exhibit No.	Document Description

3.1.1	Certificate of Elimination dated January 23, 2006- 4.125% Cumulative Convertible Preferred Stock

3.1.2	Certificate of Elimination dated January 23, 2006- 5.0% Cumulative Convertible Preferred Stock (Series 2003)

3.1.3	Certificate of Elimination dated January 24, 2006- 5.0% Cumulative Convertible Preferred Stock (Series 2003)

4